UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2026

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GLOBAL ASSET MANAGEMENT GROUP, INC.

Wyoming	0-08962	84-1641415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Monroe Street, Suite 1505

Rockville, MD 20852

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (240) 398-8319

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Acquisition of AMT Management LLC

On March 4, 2026, the Company completed a Share Exchange Agreement pursuant to which the Company acquired 100% of the issued and outstanding membership interests of AMT Management LLC (“AMT”), a Washington, D.C.-based property management company. The transaction was completed in accordance with the executed Share Exchange Agreement and related documents attached as Exhibits hereto.

Under the terms of the agreement, the Company acquired all membership interests of AMT in exchange for 200,000 shares of GAMG common stock. The shares issued are duly authorized, fully paid, and non-assessable, and carry the same rights and privileges as all other outstanding shares of GAMG common stock.

AMT Management LLC will operate as a wholly owned subsidiary of the Company and will oversee the management and expansion of the Company’s Washington, D.C. area multifamily real estate assets. The acquisition strengthens the Company’s vertically integrated real estate strategy by bringing property management operations in-house, enhancing operational efficiencies, and supporting long-term asset value creation.

As part of the transaction, Michael Taylor has been appointed as Owner’s Representative and Manager of the LLC for the Company. In this role, he will oversee the growth and expansion of AMT and supervise property management personnel responsible for day-to-day operations.

Employment Agreement – Michael Taylor

The Company has entered into an Executive Employment Agreement with Michael Taylor to serve as the Owner’s Representative and Manager of AMT. Mr. Taylor’s compensation structure reflects the Company’s long-term, shareholder-aligned philosophy. Under the five-year initial employment term (with renewal provisions), base compensation is structured entirely through Non-Qualified Stock Options (NQSOs) issued under GAMG’s equity incentive plan and increasing incrementally as the managed portfolio grows. Severance provisions, if applicable, are likewise structured in equity-based NQSOs, reinforcing long-term value alignment. This structure ensures that executive compensation is directly tied to the Company’s share performance and growth trajectory.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Share Exchange Agreement with AMT Management LLC dated March 4, 2026

10.2	Executive Employment Agreement with Michael Taylor

99.1	Press Release related to the acquisition of AMT Management LLC

104	Inline XBRL for the cover page of this Current Report on Form 8-K

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ASSET MANAGEMENT GROUP, INC.

Dated: March 9, 2026	By:	/s/ John Murray
	Name:	JOHN MURRAY
	Title:	President

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